UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) FEBRUARY 7, 2000
                                                 ----------------

                              TAM RESTAURANTS, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


DELAWARE                                 0-23757                13-3905598
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


1163 FOREST AVENUE, STATEN ISLAND, NEW YORK                         10310
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (718) 720-5959
                                                   --------------

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

         On February 7, 2000, and February 9, 2000, the Registrant issued and sold an aggregate of 1,000,000 shares of its common stock (the "Common Stock") to three accredited investors (the "Purchasers") for a total purchase price of $2,000,000 under a Common Stock Purchase Agreement dated as of February 1, 2000 (the "Purchase Agreement").

         The shares of Common Stock were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under that Section. The Company has agreed to file a registration statement for the resale of the shares of the Common Stock.

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits

           4.1 Form of Common Stock Purchase Agreement dated as of February 1, 2000.




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





                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     TAM RESTAURANTS, INC.


Dated: February  15, 2000                              By: S/ FRANK CRETELLA
                                                         -----------------
                                                         Frank Cretella
                                                         President and
                                                         Chief Executive Officer





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






================================================================================




                         COMMON STOCK PURCHASE AGREEMENT

                                     BETWEEN

                              TAM RESTAURANTS, INC.

                                       AND

                                  LUKE JOHNSON




                          DATED AS OF FEBRUARY 1, 2000








================================================================================

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

           THIS COMMON STOCK PURCHASE AGREEMENT, dated as of February 1, 2000, between Luke Johnson (referred to as the "INVESTOR"), and Tam Restaurants, Inc., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY", Nasdaq Small Cap Market Symbol "TAMR").

           WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase an aggregate of 366,960 shares of Common Stock as set forth in Section 2.3 below; and

           WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") and Regulation D ("REGULATION D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "SECURITIES ACT"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

           Section 1.1 "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.


           Section 1.2 "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

           Section 1.3 "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

           Section 1.4 "CLOSING" shall mean the closing of the purchase and sale of the Securities pursuant to Article II below.

           Section 1.5 "CLOSING DATE" shall mean the date the closing of the purchase and sale of the Securities occurs pursuant to Article II below.

           Section 1.6 "COMMON STOCK" shall mean the Company's common stock, $.0001 par value per share.

           Section 1.7 "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

           Section 1.8 "ESCROW AGENT" shall mean the law firm of The Goldstein Law Group, P.C., pursuant to the terms of the Escrow Agreement.

           Section 1.9 "ESCROW AGREEMENT" shall mean the agreement regarding the escrow of the Purchase Price and Securities entered into between the Company, the Escrow Agent and the Investor on the Subscription Date annexed hereto as Exhibit A.

           Section 1.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           Section 1.11 "ISSUANCE PRICE" shall mean $2.00.

           Section 1.12 "LEGEND" shall have the meaning set forth in Article VII below.

           Section 1.13 "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Purchase Agreement (or any Exhibit annexed hereto) in any material respect.

           Section 1.14 "NASD" shall mean the National Association of Securities Dealers, Inc.

           Section 1.15 "OUTSTANDING" when used with reference to shares of Common Stock, or Capital Shares (collectively the "SHARES"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

           Section 1.16 "PERSON" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           Section 1.17 "PRINCIPAL MARKET" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

           Section 1.18 "PURCHASE AGREEMENT" shall refer to this Common Stock Purchase Agreement and include all Exhibits annexed hereto.

           Section 1.19 "PURCHASE PRICE" shall mean $2.00.

           Section 1.20 "REGULATION D" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.21 "SEC" shall mean the Securities and Exchange Commission.

           Section 1.22 "SECTION 4(2)" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.23 "SECURITIES" shall mean 366,960 shares of Common Stock issuable upon the Closing Date as contained in Section 2.3 below.

           Section 1.24 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.25 "SEC DOCUMENTS" shall mean the Company's latest Form 10-KSB and Form 10-QSB's (and all amendments thereto), all Form 8-Ks, and the Proxy Statement for its latest fiscal year as of the time in question.

           Section 1.26 "SUBSCRIPTION DATE" shall mean the date on which this Purchase Agreement is executed and delivered by the parties hereto and all of the conditions relating to the issuance of the Securities shall have been fulfilled.

           Section 1.27 "TRADING DAY" shall mean any day during which the then Principal Market shall be open for business.

                                   ARTICLE II
                                   ----------

                       PURCHASE AND SALE OF THE SECURITIES
                       -----------------------------------

           Section 2.1 TRANSACTION. The Company will sell, and the Investor will buy, on the Closing Dates, the Securities in exchange for the Purchase Price, provided each of the conditions set forth in Section 2.3 below have been satisfied or waived in writing.

           Section 2.2 FORM OF PAYMENT. The Investor shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to the Escrow Agent, against delivery of the original shares of Common Stock as per the terms of the Escrow Agreement.

           Section 2.3 CLOSING. On the Closing Date, the Company will sell and the Investor will buy the Securities, in reliance upon the representations and warranties contained in this Purchase Agreement, and upon the terms and satisfaction of each of the conditions set forth below.

           The conditions precedent to the sale of the Securities are as follows:

                  (A) Acceptance by the Investor of this Purchase Agreement and due execution by all parties of this Purchase Agreement;

                  (B) Delivery into escrow by the Company of the original Securities as more fully set forth in the Escrow Agreement;

                  (C) All representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the Closing Date;

                  (D) The Investor shall have received an opinion of counsel substantially in the form of Exhibit B annexed hereto; and

                  (E) At the Closing Date, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Company and the Investor are subject.

                                   ARTICLE III
                                   -----------

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                 ----------------------------------------------

           The Investor represents and warrants to the Company that:

           Section 3.1 INTENT. Without limiting its ability to resell the Securities pursuant to an effective registration statement or an exemption from registration, the Investor is entering into this Purchase Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Without limiting its ability to resell the Securities, the Investor represents that the Securities are being purchased for the Investor's own account, for investment purposes only and not for distribution or resale to others. The Investor agrees that it will not sell the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

           Section 3.2 ACCREDITED INVESTOR/INVESTMENT EXPERIENCE. The Investor is an accredited investor (as defined in Rule 501 of Regulation D), and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company. As of the Closing Date, the Investor (i) has adequate means of providing for its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risk of an investment in the Securities for an indefinite period, and (iv) can afford the complete loss of its investment. The Investor recognizes the highly speculative nature of this investment. The Investor acknowledges that it has carefully read the SEC Documents and the terms and conditions herein and fully understands the contents thereof.

           Section 3.3 AUTHORITY. This Purchase Agreement has been duly authorized and validly executed and delivered by the Investor, and the board of directors of the Investor, if applicable . The decision to invest and the execution and delivery of this Purchase Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. This Purchase

Agreement has been duly executed and delivered by the Investor and, assuming the due execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

           Section 3.4 NOT AN AFFILIATE. Until the closing, the Investor is neither an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

           Section 3.5 DISCLOSURE; ACCESS TO INFORMATION. The Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that has been requested by the Investor. The Investor has had the opportunity to ask questions of, and receive answers from, the Company, and has not relied on any material or representations of the Company except as contained in this Purchase Agreement.

           Section 3.6 MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising in connection with the offer and sale of the Securities.

           Section 3.7 NO LEGAL, TAX OR INVESTMENT ADVICE. The Investor understands that nothing in this Purchase Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has relied on, and has consulted with, such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

           Section 3.8 NO ADVERTISEMENTS. The Investor is not purchasing the Securities as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                                   ARTICLE IV
                                   ----------

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

           The Company represents and warrants that:

           Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those (individually or in the aggregate) in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any material term of its Certificate of Incorporation (as defined below) or Bylaws (as defined below).

           Section 4.2 AUTHORITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Purchase Agreement, and all Exhibits annexed hereto, and to issue the Securities, (ii) the execution, issuance and delivery of this Purchase Agreement by the Company, the consummation by it of the transactions contemplated hereby and thereby, and the performance of its obligations hereunder have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its shareholders, or its Board of Directors is necessary, and (iii) this Purchase Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Purchase Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; PROVIDED, HOWEVER, that the Securities are subject to restrictions on transfer under state and/or federal securities laws.

           Section 4.3 CAPITALIZATION. As of December 31, 1999, the authorized capital stock of the Company consists of 19,000,000 shares of Common Stock, $.0001 par value, of which 3,503,000 shares are outstanding, and 1,000,000 shares of preferred stock, $.0001 par value, of which 144,081 shares are outstanding, and the options set forth on Schedule 4.3 annexed hereto. All of the outstanding shares of the Company's capital stock have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock or preferred stock of the Company are entitled to preemptive or similar rights. Except as disclosed in the SEC Documents and as contemplated by this Agreement, to the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

           Section 4.4 COMMON STOCK. The Company has registered its Common Stock pursuant to the Exchange Act, and such Common Stock is currently listed or quoted, and trades, on the Nasdaq Small Cap Market.

           Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve months immediately preceding the date hereof. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The SEC Documents comply in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements).

           Section 4.6 VALID ISSUANCES. Neither the issuance of the Securities, nor the Company's performance of its obligations under this Purchase Agreement will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Securities, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire any Capital Shares or other securities of the Company.

           Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates, nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising in connection with the offer and sale of the Securities, or (ii) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act, except as contemplated by this Purchase Agreement.

           Section 4.8 NO CONFLICTS. The execution, delivery and performance of this Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Securities, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or ByLaws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, patent, patent license, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, in conflict with, or in default under, any of the foregoing except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except for the filing of a Form D within 15 days after the Closing Date (which the Company agrees it will file), and such other form(s) required by "blue sky" laws, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Purchase Agreement or issue and sell the Securities, in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

           Section 4.9 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations, known or unknown, absolute or otherwise, which are not disclosed in the SEC Documents or otherwise publicly announced, or as incurred in the ordinary course of the Company's businesses since January 1, 1999, or which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

           Section 4.10 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since January 1, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company, but which has not been so publicly announced or disclosed in the SEC Documents.

           Section 4.11 LITIGATION AND OTHER PROCEEDINGS. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

           Section 4.12 ACCURACY OF REPORTS AND INFORMATION. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Exchange Act. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the Subscription Date.

           Section 4.13 EMPLOYEE RELATIONS. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. The Company believes that its relations with its employees are good.

           Section 4.14 INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

           Section 4.15 PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the

Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

           Section 4.16 USE OF PROCEEDS. Net proceeds are to be used by the Company for general working capital and not for the repayment of any judgment.

           Section 4.17 SUBSIDIARIES. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

           Section 4.18 NO PRIVATE PLACEMENTS. Except as disclosed in the SEC Documents, the Company has not conducted a private placement of its Common Stock or of any debt or equity instrument convertible into Common Stock within one year prior to the Closing Date. Except as disclosed in the SEC Documents, there are no outstanding securities issued by the Company that are directly or indirectly convertible into, exercisable into, or exchangeable for, shares of Common Stock, that have anti-dilution or similar rights that would be affected by the issuance of the Securities.

           Section 4.19 PERMITS; COMPLIANCE. The Company and each of its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits except for such Company Permits, the failure of which to possess, or the cancellation, or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its subsidiaries is in material conflict with, or in material default or material violation of, any of the Company Permits. Since January 1, 1999 neither the Company nor any of its subsidiaries has received any notification with respect to possible material conflicts, material defaults or material violations of applicable laws.

           Section 4.20 TAXES. All federal, state, city and other tax returns, reports and declarations required to be filed by or on behalf of the Company have been filed and such returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby.

           Section 4.21 NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Purchase Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or ByLaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock.

           Section 4.22 ABSENCE OF EVENTS OF DEFAULT. Except as set forth in the SEC Documents and this Purchase Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect.

           Section 4.23 GOVERNMENTAL AND CONTRACTUAL CONSENT, ETC. No consent, approval or authorization of, or designation, declaration or filing with any governmental authority or any contract counterpart on the part of the Company is required in connection with the valid execution and delivery of this Purchase Agreement, or the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby.

           Section 4.24 INTELLECTUAL PROPERTY RIGHTS. Except as disclosed in the SEC Documents, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a Material Adverse Effect.

           Section 4.25 MATERIAL CONTRACTS. Except as set forth in the SEC Documents, the agreements to which the Company is a party described in the SEC Documents are valid agreements, in full force and effect the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

           Section 4.26 TITLE TO ASSETS. Except as set forth in SEC Documents, the Company has good and marketable title to all properties and material assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

           Section 4.27 REQUIRED GOVERNMENTAL PERMITS. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect.

           Section 4.28 FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by the Company or disclosed in writing to the Investor which could reasonably be expected to have a Material Adverse Effect, or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Purchase Agreement.

           Section 4.29 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the SEC Documents or as incurred in the ordinary course of business after the date of the SEC Documents.

                                    ARTICLE V
                                    ---------

                            COVENANTS OF THE COMPANY
                            ------------------------

           Section 5.1 LISTING OF COMMON STOCK. The Company shall (a) not later than the twentieth Business Day following the Closing Date prepare and file with the Principal Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering the number of Securities, (b) use best efforts to take all reasonable steps necessary to cause such shares to be approved for listing on the Principal Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) the Company shall use its best efforts to maintain the listing of its Common Stock on such exchange or market for so long as the Investor holds at least fifty percent (50%) of the Securities. The Company warrants that it has not received any notice, oral or written, affecting it's continued listing on the Nasdaq Small Cap Market. The Company will use its best efforts to comply with the listing and trading requirements of its Common Stock on the Principal Market and will use its best efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. If the Company receives notification from Nasdaq or any other controlling entity stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will use its best efforts to take all reasonable action to bring the Company into compliance with all applicable listing standards of the Principal Market.

           Section 5.2 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to maintain the registration of its Common Stock under the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

           Section 5.3 LEGENDS. The securities to be sold by the Company pursuant to this Purchase Agreement shall be free of restrictive legends, except as set forth in Article VII.

           Section 5.4 LEGAL OPINION. The Company's independent counsel shall deliver to the Investor upon execution of this Purchase Agreement, an opinion in the form of Exhibit B annexed hereto.

           Section 5.5 NOTICES. The Company agrees to provide the Investor with copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

           Section 5.6 RULE 144 COMPLIANCE. The Company will take all action as may be required as a condition to the availability of Rule 144, and the Company will upon request supply written confirmation that it is in compliance with the reporting requirements of Rule 144. The Company agrees to use its best efforts to facilitate and expedite transfers of the Securities pursuant to Rule 144, which efforts shall include, but not be limited to, timely notice to its transfer agent to expedite such transfers. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

           (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

           (iii) not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

           Section 5.7 REGISTRATION. The Company agrees to use its best efforts to file a registration statement including the Securities with the SEC within 90 days after the Closing Date. The Company agrees to use its reasonable best efforts to cause such registration statement to become and remain effective for a period of at least nine months or the date all of the Securities may be sold by the Investor under the provisions of Rule 144, without volume limitation. Such filing shall be completed at the expense of the Company.

           Section 5.8 BOARD SEAT. The Board of Directors has appointed the Investor to serve as a member of the Board of Directors until the next annual meeting of its shareholders, contingent upon the closing of this transaction. The Company agrees that it shall recommend the appointment of Luke Johnson to serve as a member of the Board of Directors to its shareholders at the next shareholders meeting and the Company further agrees to use its best efforts to cause Luke Johnson to be elected to the Board of Directors at such meeting and re-elected at each annual meeting thereafter so long as Luke Johnson, Ergun Kaya and Cassell Holdings Limited, collectively, own at least fifty percent (50%) of the Securities purchased as of this date.

                                   ARTICLE VI
                                   ----------

                    NON-DISCLOSURE OF NON-PUBLIC INFORMATION
                    ----------------------------------------

           Section 6.1         NON-DISCLOSURE OF NON-PUBLIC INFORMATION

               (a) The Company has not disclosed to the Investor, advisors to, or representatives of, the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

               (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Purchase Agreement.

                                   ARTICLE VII
                                   -----------

                                     LEGENDS
                                     -------

           Section 7.1 LEGENDS. The Investor agrees to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investor and its counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the Securities:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

           The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions of transfer set forth in this Section.

           Section 7.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

           Section 7.3 INVESTOR'S COMPLIANCE. Nothing in this Article shall affect in any way the Investor's obligations to comply with all applicable securities laws upon the resale of the Common Stock.

                                  ARTICLE VIII
                                  ------------

                                  CHOICE OF LAW
                                  -------------

           Section 8.1 CHOICE OF LAW; VENUE; JURISDICTION. This Purchase Agreement will be exclusively construed and enforced in accordance with and exclusively governed by the laws of the State of New York, except for matters arising under the Securities Act and Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Purchase Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Purchase Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                   ARTICLE IX
                                   ----------

                             ASSIGNMENT; TERMINATION
                             -----------------------

           Section 9.1 ASSIGNMENT. The Investor's interest in this Purchase Agreement and its ownership of the Securities may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) provided that the Company must consent to such assignment or transfer (which consent shall not be unreasonably withheld), and such assignee or transferee must agree to, and truthfully, make the representations and warranties contained in Article III. The provisions of this Purchase Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Securities purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person. In the event the Investor transfers or assigns any of the Securities as set forth herein, the Investor shall remain liable under this Purchase Agreement up until the time such transfer or assignment is completed, and shall remain liable after the transfer or assignment is completed for its actions taken prior to such assignment or transfer.

           Section 9.2 TERMINATION. This Purchase Agreement shall terminate upon the earliest of (i) the date that all the Securities have been sold by the Investor; (ii) the date that all of the Securities may be sold by the Investor under the provisions of Rule 144, without volume limitation; or (iii) two years after the expiration of the Closing Date.

                                    ARTICLE X
                                    ---------

                                     NOTICES
                                     -------

           Section 10.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

           If to the Company:

                                          Tam Restaurants,  Inc.
                                          1163 Forest Avenue
                                          Staten Island, NY 10310
                                          Attention: Frank Cretella
                                          Facsimile: (718) 720-5959
                                          Telephone: (718) 448-3872

           with a copy to:

                                          The Goldstein Law Group, P.C.
                                          65 Broadway, 10th Floor
                                          New York, NY  10006
                                          Attention: Scott H. Goldstein, Esq.
                                          Telephone: (212) 809-4220
                                          Facsimile: (212) 809-4228

           If to the Investor:

                                          Luke Johnson
                                          32 Clarendon Gardens
                                          London W9 1AZ, UK
                                          Facsimile:

           With a copy to:                Wilmer, Cutler & Pickering
                                          2445 M Street, N.W.
                                          Washington, D.C. 20037
                                          Attention: J. Watkins
                                          Facsimile: (202) 663-6363

           Either party hereto may from time to time change its address or facsimile number for notices under this Section 10.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

           Section 10.2 INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Investor and each officer, and director of the Investor or person, if any, who controls the Investor within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Purchase Agreement by the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investor and the indemnifying party and the Investor shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor, which firm shall be designated in writing by the Investor). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

           Section 10.3 CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 10.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 10.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 10.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

           Section 11.1 COUNTERPARTS; FACSIMILE; AMENDMENTS. This Purchase Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Purchase Agreement may be amended only by a writing executed by the Company on the one hand, and the Investor, on the other hand.

           Section 11.2 ENTIRE AGREEMENT. This Purchase Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

           Section 11.3 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing hereunder. In the event that any provision of this Purchase Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Purchase Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Purchase Agreement to any party.

           Section 11.4 TITLE AND SUBTITLES. The titles and subtitles used in this Purchase Agreement are used for convenience only and are not to be considered in construing or interpreting this Purchase Agreement.

           Section 11.5 REPLACEMENT OF CERTIFICATES. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Securities, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

           Section 11.6 PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investor without the prior written consent of the Investor, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investor with prior written notice of such public disclosure.

           Section 11.7 CURRENCY. All references to currency in this Purchase Agreement and all Exhibits annexed hereto shall be in United States currency.

           Section 11.8 FEES AND EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company agrees to pay the Investor's legal expenses up to $2,500 in connection with this transaction, promptly after the Closing upon the submission to the Company of a written invoice for such legal expenses.


EXHIBITS
A:         Escrow Agreement
B:         Legal Opinion

           IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                                    TAM RESTAURANTS, Inc.



                                                    By _________________________
                                                         Name: Frank Cretella
                                                         Title: President


                                                    LUKE JOHNSON



                                                    ----------------------------

================================================================================








                         COMMON STOCK PURCHASE AGREEMENT

                                     BETWEEN

                              TAM RESTAURANTS, INC.

                                       AND

                            CASSELL HOLDINGS LIMITED




                          DATED AS OF FEBRUARY 1, 2000







================================================================================

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

           THIS COMMON STOCK PURCHASE AGREEMENT, dated as of February 1, 2000, between CASSELL HOLDINGS LIMITED (referred to as the "INVESTOR"), and Tam Restaurants, Inc., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY", Nasdaq Small Cap Market Symbol "TAMR").

           WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase an aggregate of 550,540 shares of Common Stock as set forth in Section 2.3 below; and

           WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") and Regulation D ("REGULATION D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "SECURITIES ACT"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

           Section 1.1 "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.


           Section 1.2 "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

           Section 1.3 "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

           Section 1.4 "CLOSING" shall mean the closing of the purchase and sale of the Securities pursuant to Article II below.

           Section 1.5 "CLOSING DATE" shall mean the date the closing of the purchase and sale of the Securities occurs pursuant to Article II below.

           Section 1.6 "COMMON STOCK" shall mean the Company's common stock, $.0001 par value per share.

           Section 1.7 "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

           Section 1.8 "ESCROW AGENT" shall mean the law firm of The Goldstein Law Group, P.C., pursuant to the terms of the Escrow Agreement.

           Section 1.9 "ESCROW AGREEMENT" shall mean the agreement regarding the escrow of the Purchase Price and Securities entered into between the Company, the Escrow Agent and the Investor on the Subscription Date annexed hereto as Exhibit A.

           Section 1.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           Section 1.11 "ISSUANCE PRICE" shall mean $2.00.

           Section 1.12 "LEGEND" shall have the meaning set forth in Article VII below.

           Section 1.13 "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Purchase Agreement (or any Exhibit annexed hereto) in any material respect.

           Section 1.14 "NASD" shall mean the National Association of Securities Dealers, Inc.

           Section 1.15 "OUTSTANDING" when used with reference to shares of Common Stock, or Capital Shares (collectively the "SHARES"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

           Section 1.16 "PERSON" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           Section 1.17 "PRINCIPAL MARKET" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

           Section 1.18 "PURCHASE AGREEMENT" shall refer to this Common Stock Purchase Agreement and include all Exhibits annexed hereto.

           Section 1.19 "PURCHASE PRICE" shall mean $2.00.

           Section 1.20 "REGULATION D" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.21 "SEC" shall mean the Securities and Exchange Commission.

           Section 1.22 "SECTION 4(2)" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.23 "SECURITIES" shall mean 550,540 shares of Common Stock issuable upon the Closing Date as contained in Section 2.3 below.

           Section 1.24 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.25 "SEC DOCUMENTS" shall mean the Company's latest Form 10-KSB and Form 10-QSB's (and all amendments thereto), all Form 8-Ks, and the Proxy Statement for its latest fiscal year as of the time in question.

           Section 1.26 "SUBSCRIPTION DATE" shall mean the date on which this Purchase Agreement is executed and delivered by the parties hereto and all of the conditions relating to the issuance of the Securities shall have been fulfilled.

           Section 1.27 "TRADING DAY" shall mean any day during which the then Principal Market shall be open for business.

                                   ARTICLE II
                                   ----------

                       PURCHASE AND SALE OF THE SECURITIES
                       -----------------------------------

           Section 2.1 TRANSACTION. The Company will sell, and the Investor will buy, on the Closing Dates, the Securities in exchange for the Purchase Price, provided each of the conditions set forth in Section 2.3 below have been satisfied or waived in writing.

           Section 2.2 FORM OF PAYMENT. The Investor shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to the Escrow Agent, against delivery of the original shares of Common Stock as per the terms of the Escrow Agreement.

           Section 2.3 CLOSING. On the Closing Date, the Company will sell and the Investor will buy the Securities, in reliance upon the representations and warranties contained in this Purchase Agreement, and upon the terms and satisfaction of each of the conditions set forth below.

           The conditions precedent to the sale of the Securities are as follows:

                  (A) Acceptance by the Investor of this Purchase Agreement and due execution by all parties of this Purchase Agreement;

                  (B) Delivery into escrow by the Company of the original Securities as more fully set forth in the Escrow Agreement;

                  (C) All representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the Closing Date;

                  (D) The Investor shall have received an opinion of counsel substantially in the form of Exhibit B annexed hereto; and

                  (E) At the Closing Date, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Company and the Investor are subject.

                                   ARTICLE III
                                   -----------

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                 ----------------------------------------------

           The Investor represents and warrants to the Company that:

           Section 3.1 INTENT. Without limiting its ability to resell the Securities pursuant to an effective registration statement or an exemption from registration, the Investor is entering into this Purchase Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Without limiting its ability to resell the Securities, the Investor represents that the Securities are being purchased for the Investor's own account, for investment purposes only and not for distribution or resale to others. The Investor agrees that it will not sell the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

           Section 3.2 ACCREDITED INVESTOR/INVESTMENT EXPERIENCE. The Investor is an accredited investor (as defined in Rule 501 of Regulation D), and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company. As of the Closing Date, the Investor (i) has adequate means of providing for its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risk of an investment in the Securities for an indefinite period, and (iv) can afford the complete loss of its investment. The Investor recognizes the highly speculative nature of this investment. The Investor acknowledges that it has carefully read the SEC Documents and the terms and conditions herein and fully understands the contents thereof.

           Section 3.3 AUTHORITY. This Purchase Agreement has been duly authorized and validly executed and delivered by the Investor, and the board of directors of the Investor, if applicable . The decision to invest and the execution and delivery of this Purchase Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. This Purchase Agreement has been duly executed and delivered by the Investor and, assuming the due execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

           Section 3.4 NOT AN AFFILIATE. Until the closing, the Investor is neither an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

           Section 3.5 DISCLOSURE; ACCESS TO INFORMATION. The Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that has been requested by the Investor. The Investor has had the opportunity to ask questions of, and receive answers from, the Company, and has not relied on any material or representations of the Company except as contained in this Purchase Agreement.

           Section 3.6 MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising in connection with the offer and sale of the Securities.

           Section 3.7 NO LEGAL, TAX OR INVESTMENT ADVICE. The Investor understands that nothing in this Purchase Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has relied on, and has consulted with, such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

           Section 3.8 NO ADVERTISEMENTS. The Investor is not purchasing the Securities as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                                   ARTICLE IV
                                   ----------

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

           The Company represents and warrants that:

           Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those (individually or in the aggregate) in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any material term of its Certificate of Incorporation (as defined below) or Bylaws (as defined below).

           Section 4.2 AUTHORITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Purchase Agreement, and all Exhibits annexed hereto, and to issue the Securities, (ii) the execution, issuance and delivery of this Purchase Agreement by the Company, the consummation by it of the transactions contemplated hereby and thereby, and the performance of its obligations hereunder have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its shareholders, or its Board of Directors is necessary, and (iii) this Purchase Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Purchase Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; PROVIDED, HOWEVER, that the Securities are subject to restrictions on transfer under state and/or federal securities laws.

           Section 4.3 CAPITALIZATION. As of December 31, 1999, the authorized capital stock of the Company consists of 19,000,000 shares of Common Stock, $.0001 par value, of which 3,503,000 shares are outstanding, and 1,000,000 shares of preferred stock, $.0001 par value, of which 144,081 shares are outstanding, and the options set forth on Schedule 4.3 annexed hereto. All of the outstanding shares of the Company's capital stock have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock or preferred stock of the Company are entitled to preemptive or similar rights. Except as disclosed in the SEC Documents and as contemplated by this Agreement, to the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

           Section 4.4 COMMON STOCK. The Company has registered its Common Stock pursuant to the Exchange Act, and such Common Stock is currently listed or quoted, and trades, on the Nasdaq Small Cap Market.

           Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve months immediately preceding the date hereof. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The SEC Documents comply in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements).

           Section 4.6 VALID ISSUANCES. Neither the issuance of the Securities, nor the Company's performance of its obligations under this Purchase Agreement will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Securities, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire any Capital Shares or other securities of the Company.

           Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates, nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising in connection with the offer and sale of the Securities, or (ii) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act, except as contemplated by this Purchase Agreement.

           Section 4.8 NO CONFLICTS. The execution, delivery and performance of this Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Securities, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or ByLaws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, patent, patent license, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, in conflict with, or in default under, any of the foregoing except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except for the filing of a Form D within 15 days after the Closing Date (which the Company agrees it will file), and such other form(s) required by "blue sky" laws, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Purchase Agreement or issue and sell the Securities, in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

           Section 4.9 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations, known or unknown, absolute or otherwise, which are not disclosed in the SEC Documents or otherwise publicly announced, or as incurred in the ordinary course of the Company's businesses since January 1, 1999, or which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

           Section 4.10 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since January 1, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company, but which has not been so publicly announced or disclosed in the SEC Documents.

           Section 4.11 LITIGATION AND OTHER PROCEEDINGS. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

           Section 4.12 ACCURACY OF REPORTS AND INFORMATION. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Exchange Act. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the Subscription Date.

           Section 4.13 EMPLOYEE RELATIONS. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. The Company believes that its relations with its employees are good.

           Section 4.14 INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

           Section 4.15 PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the

Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

           Section 4.16 USE OF PROCEEDS. Net proceeds are to be used by the Company for general working capital and not for the repayment of any judgment.

           Section 4.17 SUBSIDIARIES. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

           Section 4.18 NO PRIVATE PLACEMENTS. Except as disclosed in the SEC Documents, the Company has not conducted a private placement of its Common Stock or of any debt or equity instrument convertible into Common Stock within one year prior to the Closing Date. Except as disclosed in the SEC Documents, there are no outstanding securities issued by the Company that are directly or indirectly convertible into, exercisable into, or exchangeable for, shares of Common Stock, that have anti-dilution or similar rights that would be affected by the issuance of the Securities.

           Section 4.19 PERMITS; COMPLIANCE. The Company and each of its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits except for such Company Permits, the failure of which to possess, or the cancellation, or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its subsidiaries is in material conflict with, or in material default or material violation of, any of the Company Permits. Since January 1, 1999 neither the Company nor any of its subsidiaries has received any notification with respect to possible material conflicts, material defaults or material violations of applicable laws.

           Section 4.20 TAXES. All federal, state, city and other tax returns, reports and declarations required to be filed by or on behalf of the Company have been filed and such returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby.

           Section 4.21 NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Purchase Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or ByLaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock.

           Section 4.22 ABSENCE OF EVENTS OF DEFAULT. Except as set forth in the SEC Documents and this Purchase Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect.

           Section 4.23 GOVERNMENTAL AND CONTRACTUAL CONSENT, ETC. No consent, approval or authorization of, or designation, declaration or filing with any governmental authority or any contract counterpart on the part of the Company is required in connection with the valid execution and delivery of this Purchase Agreement, or the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby.

           Section 4.24 INTELLECTUAL PROPERTY RIGHTS. Except as disclosed in the SEC Documents, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a Material Adverse Effect.

           Section 4.25 MATERIAL CONTRACTS. Except as set forth in the SEC Documents, the agreements to which the Company is a party described in the SEC Documents are valid agreements, in full force and effect the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

           Section 4.26 TITLE TO ASSETS. Except as set forth in SEC Documents, the Company has good and marketable title to all properties and material assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

           Section 4.27 REQUIRED GOVERNMENTAL PERMITS. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect.

           Section 4.28 FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by the Company or disclosed in writing to the Investor which could reasonably be expected to have a Material Adverse Effect, or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Purchase Agreement.

           Section 4.29 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the SEC Documents or as incurred in the ordinary course of business after the date of the SEC Documents.

                                    ARTICLE V
                                    ---------

                            COVENANTS OF THE COMPANY
                            ------------------------

           Section 5.1 LISTING OF COMMON STOCK. The Company shall (a) not later than the twentieth Business Day following the Closing Date prepare and file with the Principal Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering the number of Securities, (b) use best efforts to take all reasonable steps necessary to cause such shares to be approved for listing on the Principal Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) the Company shall use its best efforts to maintain the listing of its Common Stock on such exchange or market for so long as the Investor holds at least fifty percent (50%) of the Securities. The Company warrants that it has not received any notice, oral or written, affecting it's continued listing on the Nasdaq Small Cap Market. The Company will use its best efforts to comply with the listing and trading requirements of its Common Stock on the Principal Market and will use its best efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. If the Company receives notification from Nasdaq or any other controlling entity stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will use its best efforts to take all reasonable action to bring the Company into compliance with all applicable listing standards of the Principal Market.

           Section 5.2 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to maintain the registration of its Common Stock under the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

           Section 5.3 LEGENDS. The securities to be sold by the Company pursuant to this Purchase Agreement shall be free of restrictive legends, except as set forth in Article VII.

           Section 5.4 LEGAL OPINION. The Company's independent counsel shall deliver to the Investor upon execution of this Purchase Agreement, an opinion in the form of Exhibit B annexed hereto.

           Section 5.5 NOTICES. The Company agrees to provide the Investor with copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

           Section 5.6 RULE 144 COMPLIANCE. The Company will take all action as may be required as a condition to the availability of Rule 144, and the Company will upon request supply written confirmation that it is in compliance with the reporting requirements of Rule 144. The Company agrees to use its best efforts to facilitate and expedite transfers of the Securities pursuant to Rule 144, which efforts shall include, but not be limited to, timely notice to its transfer agent to expedite such transfers. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

           (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

           (iii) not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

           Section 5.7 Registration. The Company agrees to use its best efforts to file a registration statement including the Securities with the SEC within 90 days after the Closing Date. The Company agrees to use its reasonable best efforts to cause such registration statement to become and remain effective for a period of at least nine months or the date all of the Securities may be sold by the Investor under the provisions of Rule 144, without volume limitation. Such filing shall be completed at the expense of the Company.

                                   ARTICLE VI
                                   ----------

                    NON-DISCLOSURE OF NON-PUBLIC INFORMATION
                    ----------------------------------------

           Section 6.1         NON-DISCLOSURE OF NON-PUBLIC INFORMATION

                  (a) The Company has not disclosed to the Investor, advisors to, or representatives of, the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                  (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Purchase Agreement.

                                   ARTICLE VII
                                   -----------

                                     LEGENDS
                                     -------

           Section 7.1 LEGENDS. The Investor agrees to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investor and its counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the Securities:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

           The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions of transfer set forth in this Section.

           Section 7.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

           Section 7.3 INVESTOR'S COMPLIANCE. Nothing in this Article shall affect in any way the Investor's obligations to comply with all applicable securities laws upon the resale of the Common Stock.

                                  ARTICLE VIII
                                  ------------

                                  CHOICE OF LAW
                                  -------------

           Section 8.1 CHOICE OF LAW; VENUE; JURISDICTION. This Purchase Agreement will be exclusively construed and enforced in accordance with and exclusively governed by the laws of the State of New York, except for matters arising under the Securities Act and Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Purchase Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Purchase Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                   ARTICLE IX
                                   ----------

                             ASSIGNMENT; TERMINATION
                             -----------------------

           Section 9.1 ASSIGNMENT. The Investor's interest in this Purchase Agreement and its ownership of the Securities may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) provided that the Company must consent to such assignment or transfer (which consent shall not be unreasonably withheld), and such assignee or transferee must agree to, and truthfully, make the representations and warranties contained in Article III. The provisions of this Purchase Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Securities purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person. In the event the Investor transfers or assigns any of the Securities as set forth herein, the Investor shall remain liable under this Purchase Agreement up until the time such transfer or assignment is completed, and shall remain liable after the transfer or assignment is completed for its actions taken prior to such assignment or transfer.

           Section 9.2 TERMINATION. This Purchase Agreement shall terminate upon the earliest of (i) the date that all the Securities have been sold by the Investor; (ii) the date that all of the Securities may be sold by the Investor under the provisions of Rule 144, without volume limitation; or (iii) two years after the expiration of the Closing Date.

                                    ARTICLE X
                                    ---------

                                     NOTICES
                                     -------

           Section 10.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

           If to the Company:

                                          Tam Restaurants,  Inc.
                                          1163 Forest Avenue
                                          Staten Island, NY 10310
                                          Attention: Frank Cretella
                                          Facsimile: (718) 720-5959
                                          Telephone: (718) 448-3872

           with a copy to:

                                          The Goldstein Law Group, P.C.
                                          65 Broadway, 10th Floor
                                          New York, NY  10006
                                          Attention: Scott H. Goldstein, Esq.
                                          Telephone: (212) 809-4220
                                          Facsimile: (212) 809-4228

           If to the Investor:

                                          Cassell Holdings Limited
                                          P.O. Box 182
                                          Channel House
                                          Forest Lane
                                          St. Peter Port
                                          Guernsey
                                          Channel Islands
                                          FAO Anne Ward
                                          Facsimile: 44 1481 712634

           With a copy to:                Wilmer, Cutler & Pickering
                                          2445 M Street, N.W.
                                          Washington, D.C. 20037
                                          Attention: J. Watkins
                                          Facsimile: (202) 663-6363

           Either party hereto may from time to time change its address or facsimile number for notices under this Section 10.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

           Section 10.2 INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Investor and each officer, and director of the Investor or person, if any, who controls the Investor within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Purchase Agreement by the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investor and the indemnifying party and the Investor shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor, which firm shall be designated in writing by the Investor). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

           Section 10.3 CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 10.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 10.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 10.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

           Section 11.1 COUNTERPARTS; FACSIMILE; AMENDMENTS. This Purchase Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Purchase Agreement may be amended only by a writing executed by the Company on the one hand, and the Investor, on the other hand.

           Section 11.2 ENTIRE AGREEMENT. This Purchase Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

           Section 11.3 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing hereunder. In the event that any provision of this Purchase Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Purchase Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Purchase Agreement to any party.

           Section 11.4 TITLE AND SUBTITLES. The titles and subtitles used in this Purchase Agreement are used for convenience only and are not to be considered in construing or interpreting this Purchase Agreement.

           Section 11.5 REPLACEMENT OF CERTIFICATES. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Securities, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

           Section 11.6 PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investor without the prior written consent of the Investor, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investor with prior written notice of such public disclosure.

           Section 11.7 CURRENCY. All references to currency in this Purchase Agreement and all Exhibits annexed hereto shall be in United States currency.

           Section 11.8 FEES AND EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company agrees to pay the Investor's legal expenses up to $2,500 in connection with this transaction, promptly after the Closing upon the submission to the Company of a written invoice for such legal expenses.

EXHIBITS
A:         Escrow Agreement
B:         Legal Opinion

           IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                               TAM RESTAURANTS, Inc.



                                               By __________________________
                                                    Name: Frank Cretella
                                                    Title: President


                                               CASSELL HOLDINGS LIMITED



                                                By___________________________
                                                   Name:
                                                   Title:

================================================================================





                         COMMON STOCK PURCHASE AGREEMENT

                                     BETWEEN

                              TAM RESTAURANTS, INC.

                                       AND

                                   ERGUN KAYA




                          DATED AS OF FEBRUARY 1, 2000








================================================================================

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

           THIS COMMON STOCK PURCHASE AGREEMENT, dated as of February 1, 2000, between ERGUN KAYA (referred to as the "INVESTOR"), and Tam Restaurants, Inc., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY", Nasdaq Small Cap Market Symbol "TAMR").

           WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase an aggregate of 82,500 shares of Common Stock as set forth in Section 2.3 below; and

           WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") and Regulation D ("REGULATION D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "SECURITIES ACT"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

           Section 1.1 "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.


           Section 1.2 "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

           Section 1.3 "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

           Section 1.4 "CLOSING" shall mean the closing of the purchase and sale of the Securities pursuant to Article II below.

           Section 1.5 "CLOSING DATE" shall mean the date the closing of the purchase and sale of the Securities occurs pursuant to Article II below.

           Section 1.6 "COMMON STOCK" shall mean the Company's common stock, $.0001 par value per share.

           Section 1.7 "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

           Section 1.8 "ESCROW AGENT" shall mean the law firm of The Goldstein Law Group, P.C., pursuant to the terms of the Escrow Agreement.

           Section 1.9 "ESCROW AGREEMENT" shall mean the agreement regarding the escrow of the Purchase Price and Securities entered into between the Company, the Escrow Agent and the Investor on the Subscription Date annexed hereto as Exhibit A.

           Section 1.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           Section 1.11 "ISSUANCE PRICE" shall mean $2.00.

           Section 1.12 "LEGEND" shall have the meaning set forth in Article VII below.

           Section 1.13 "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Purchase Agreement (or any Exhibit annexed hereto) in any material respect.

           Section 1.14 "NASD" shall mean the National Association of Securities Dealers, Inc.

           Section 1.15 "OUTSTANDING" when used with reference to shares of Common Stock, or Capital Shares (collectively the "SHARES"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

           Section 1.16 "PERSON" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           Section 1.17 "PRINCIPAL MARKET" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

           Section 1.18 "PURCHASE AGREEMENT" shall refer to this Common Stock Purchase Agreement and include all Exhibits annexed hereto.

           Section 1.19 "PURCHASE PRICE" shall mean $2.00.

           Section 1.20 "REGULATION D" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.21 "SEC" shall mean the Securities and Exchange Commission.

           Section 1.22 "SECTION 4(2)" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.23 "SECURITIES" shall mean 82,500 shares of Common Stock issuable upon the Closing Date as contained in Section 2.3 below.

           Section 1.24 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Purchase Agreement.

           Section 1.25 "SEC DOCUMENTS" shall mean the Company's latest Form 10-KSB and Form 10-QSB's (and all amendments thereto), all Form 8-Ks, and the Proxy Statement for its latest fiscal year as of the time in question.

           Section 1.26 "SUBSCRIPTION DATE" shall mean the date on which this Purchase Agreement is executed and delivered by the parties hereto and all of the conditions relating to the issuance of the Securities shall have been fulfilled.

           Section 1.27 "TRADING DAY" shall mean any day during which the then Principal Market shall be open for business.

                                   ARTICLE II
                                   ----------

                       PURCHASE AND SALE OF THE SECURITIES
                       -----------------------------------

           Section 2.1 TRANSACTION. The Company will sell, and the Investor will buy, on the Closing Dates, the Securities in exchange for the Purchase Price, provided each of the conditions set forth in Section 2.3 below have been satisfied or waived in writing.

           Section 2.2 FORM OF PAYMENT. The Investor shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to the Escrow Agent, against delivery of the original shares of Common Stock as per the terms of the Escrow Agreement.

           Section 2.3 CLOSING. On the Closing Date, the Company will sell and the Investor will buy the Securities, in reliance upon the representations and warranties contained in this Purchase Agreement, and upon the terms and satisfaction of each of the conditions set forth below.

           The conditions precedent to the sale of the Securities are as follows:

                  (A) Acceptance by the Investor of this Purchase Agreement and due execution by all parties of this Purchase Agreement;

                  (B) Delivery into escrow by the Company of the original Securities as more fully set forth in the Escrow Agreement;

                  (C) All representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the Closing Date;

                  (D) The Investor shall have received an opinion of counsel substantially in the form of Exhibit B annexed hereto; and

                  (E) At the Closing Date, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Company and the Investor are subject.

                                   ARTICLE III
                                   -----------

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                 ----------------------------------------------

           The Investor represents and warrants to the Company that:

           Section 3.1 INTENT. Without limiting its ability to resell the Securities pursuant to an effective registration statement or an exemption from registration, the Investor is entering into this Purchase Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Without limiting its ability to resell the Securities, the Investor represents that the Securities are being purchased for the Investor's own account, for investment purposes only and not for distribution or resale to others. The Investor agrees that it will not sell the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

           Section 3.2 ACCREDITED INVESTOR/INVESTMENT EXPERIENCE. The Investor is an accredited investor (as defined in Rule 501 of Regulation D), and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company. As of the Closing Date, the Investor (i) has adequate means of providing for its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risk of an investment in the Securities for an indefinite period, and (iv) can afford the complete loss of its investment. The Investor recognizes the highly speculative nature of this investment. The Investor acknowledges that it has carefully read the SEC Documents and the terms and conditions herein and fully understands the contents thereof.

           Section 3.3 AUTHORITY. This Purchase Agreement has been duly authorized and validly executed and delivered by the Investor, and the board of directors of the Investor, if applicable . The decision to invest and the execution and delivery of this Purchase Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. This Purchase Agreement has been duly executed and delivered by the Investor and, assuming the due execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

           Section 3.4 NOT AN AFFILIATE. Until the closing, the Investor is neither an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

           Section 3.5 DISCLOSURE; ACCESS TO INFORMATION. The Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that has been requested by the Investor. The Investor has had the opportunity to ask questions of, and receive answers from, the Company, and has not relied on any material or representations of the Company except as contained in this Purchase Agreement.

           Section 3.6 MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising in connection with the offer and sale of the Securities.

           Section 3.7 NO LEGAL, TAX OR INVESTMENT ADVICE. The Investor understands that nothing in this Purchase Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has relied on, and has consulted with, such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

           Section 3.8 NO ADVERTISEMENTS. The Investor is not purchasing the Securities as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                                   ARTICLE IV
                                   ----------

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

           The Company represents and warrants that:

           Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those (individually or in the aggregate) in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any material term of its Certificate of Incorporation (as defined below) or Bylaws (as defined below).

           Section 4.2 AUTHORITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Purchase Agreement, and all Exhibits annexed hereto, and to issue the Securities, (ii) the execution, issuance and delivery of this Purchase Agreement by the Company, the consummation by it of the transactions contemplated hereby and thereby, and the performance of its obligations hereunder have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its shareholders, or its Board of Directors is necessary, and (iii) this Purchase Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Purchase Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; PROVIDED, HOWEVER, that the Securities are subject to restrictions on transfer under state and/or federal securities laws.

           Section 4.3 CAPITALIZATION. As of December 31, 1999, the authorized capital stock of the Company consists of 19,000,000 shares of Common Stock, $.0001 par value, of which 3,503,000 shares are outstanding, and 1,000,000 shares of preferred stock, $.0001 par value, of which 144,081 shares are outstanding, and the options set forth on Schedule 4.3 annexed hereto. All of the outstanding shares of the Company's capital stock have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock or preferred stock of the Company are entitled to preemptive or similar rights. Except as disclosed in the SEC Documents and as contemplated by this Agreement, to the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

           Section 4.4 COMMON STOCK. The Company has registered its Common Stock pursuant to the Exchange Act, and such Common Stock is currently listed or quoted, and trades, on the Nasdaq Small Cap Market.

           Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve months immediately preceding the date hereof. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The SEC Documents comply in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements).

           Section 4.6 VALID ISSUANCES. Neither the issuance of the Securities, nor the Company's performance of its obligations under this Purchase Agreement will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Securities, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire any Capital Shares or other securities of the Company.

           Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates, nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising in connection with the offer and sale of the Securities, or (ii) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act, except as contemplated by this Purchase Agreement.

           Section 4.8 NO CONFLICTS. The execution, delivery and performance of this Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Securities, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or ByLaws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, patent, patent license, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, in conflict with, or in default under, any of the foregoing except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except for the filing of a Form D within 15 days after the Closing Date (which the Company agrees it will file), and such other form(s) required by "blue sky" laws, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Purchase Agreement or issue and sell the Securities, in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

           Section 4.9 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations, known or unknown, absolute or otherwise, which are not disclosed in the SEC Documents or otherwise publicly announced, or as incurred in the ordinary course of the Company's businesses since January 1, 1999, or which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

           Section 4.10 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since January 1, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company, but which has not been so publicly announced or disclosed in the SEC Documents.

           Section 4.11 LITIGATION AND OTHER PROCEEDINGS. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

           Section 4.12 ACCURACY OF REPORTS AND INFORMATION. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Exchange Act. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the Subscription Date.

           Section 4.13 EMPLOYEE RELATIONS. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. The Company believes that its relations with its employees are good.

           Section 4.14 INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

           Section 4.15 PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

           Section 4.16 USE OF PROCEEDS. Net proceeds are to be used by the Company for general working capital and not for the repayment of any judgment.

           Section 4.17 SUBSIDIARIES. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

           Section 4.18 NO PRIVATE PLACEMENTS. Except as disclosed in the SEC Documents, the Company has not conducted a private placement of its Common Stock or of any debt or equity instrument convertible into Common Stock within one year prior to the Closing Date. Except as disclosed in the SEC Documents, there are no outstanding securities issued by the Company that are directly or indirectly convertible into, exercisable into, or exchangeable for, shares of Common Stock, that have anti-dilution or similar rights that would be affected by the issuance of the Securities.

           Section 4.19 PERMITS; COMPLIANCE. The Company and each of its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits except for such Company Permits, the failure of which to possess, or the cancellation, or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its subsidiaries is in material conflict with, or in material default or material violation of, any of the Company Permits. Since January 1, 1999 neither the Company nor any of its subsidiaries has received any notification with respect to possible material conflicts, material defaults or material violations of applicable laws.

           Section 4.20 TAXES. All federal, state, city and other tax returns, reports and declarations required to be filed by or on behalf of the Company have been filed and such returns are complete and accurate and disclose all taxes (whether based upon income, operations, purchases, sales, payroll, licenses, compensation, business, capital, properties or assets or otherwise) required to be paid in the periods covered thereby.

           Section 4.21 NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Purchase Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or ByLaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock.

           Section 4.22 ABSENCE OF EVENTS OF DEFAULT. Except as set forth in the SEC Documents and this Purchase Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect.

           Section 4.23 GOVERNMENTAL AND CONTRACTUAL CONSENT, ETC. No consent, approval or authorization of, or designation, declaration or filing with any governmental authority or any contract counterpart on the part of the Company is required in connection with the valid execution and delivery of this Purchase Agreement, or the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby.

           Section 4.24 INTELLECTUAL PROPERTY RIGHTS. Except as disclosed in the SEC Documents, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a Material Adverse Effect.

           Section 4.25 MATERIAL CONTRACTS. Except as set forth in the SEC Documents, the agreements to which the Company is a party described in the SEC Documents are valid agreements, in full force and effect the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

           Section 4.26 TITLE TO ASSETS. Except as set forth in SEC Documents, the Company has good and marketable title to all properties and material assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

           Section 4.27 REQUIRED GOVERNMENTAL PERMITS. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect.

           Section 4.28 FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by the Company or disclosed in writing to the Investor which could reasonably be expected to have a Material Adverse Effect, or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Purchase Agreement.

           Section 4.29 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the SEC Documents or as incurred in the ordinary course of business after the date of the SEC Documents.

                                    ARTICLE V
                                    ---------

                            COVENANTS OF THE COMPANY
                            ------------------------

           Section 5.1 LISTING OF COMMON STOCK. The Company shall (a) not later than the twentieth Business Day following the Closing Date prepare and file with the Principal Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering the number of Securities, (b) use best efforts to take all reasonable steps necessary to cause such shares to be approved for listing on the Principal Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) the Company shall use its best efforts to maintain the listing of its Common Stock on such exchange or market for so long as the Investor holds at least fifty percent (50%) of the Securities. The Company warrants that it has not received any notice, oral or written, affecting it's continued listing on the Nasdaq Small Cap Market. The Company will use its best efforts to comply with the listing and trading requirements of its Common Stock on the Principal Market and will use its best efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. If the Company receives notification from Nasdaq or any other controlling entity stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will use its best efforts to take all reasonable action to bring the Company into compliance with all applicable listing standards of the Principal Market.

           Section 5.2 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to maintain the registration of its Common Stock under the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

           Section 5.3 LEGENDS. The securities to be sold by the Company pursuant to this Purchase Agreement shall be free of restrictive legends, except as set forth in Article VII.

           Section 5.4 LEGAL OPINION. The Company's independent counsel shall deliver to the Investor upon execution of this Purchase Agreement, an opinion in the form of Exhibit B annexed hereto.

           Section 5.5 NOTICES. The Company agrees to provide the Investor with copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

           Section 5.6 RULE 144 COMPLIANCE. The Company will take all action as may be required as a condition to the availability of Rule 144, and the Company will upon request supply written confirmation that it is in compliance with the reporting requirements of Rule 144. The Company agrees to use its best efforts to facilitate and expedite transfers of the Securities pursuant to Rule 144, which efforts shall include, but not be limited to, timely notice to its transfer agent to expedite such transfers. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

           (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

           (iii) not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

           Section 5.7 REGISTRATION. The Company agrees to use its best efforts to file a registration statement including the Securities with the SEC within 90 days after the Closing Date. The Company agrees to use its reasonable best efforts to cause such registration statement to become and remain effective for a period of at least nine months or the date all of the Securities may be sold by the Investor under the provisions of Rule 144, without volume limitation. Such filing shall be completed at the expense of the Company.

                                   ARTICLE VI
                                   ----------

                    NON-DISCLOSURE OF NON-PUBLIC INFORMATION
                    ----------------------------------------

           Section 6.1 NON-DISCLOSURE OF NON-PUBLIC INFORMATION

                  (a) The Company has not disclosed to the Investor, advisors to, or representatives of, the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                  (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Purchase Agreement.

                                   ARTICLE VII
                                   -----------

                                     LEGENDS
                                     -------

           Section 7.1 LEGENDS. The Investor agrees to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investor and its counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the Securities:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

           The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions of transfer set forth in this Section.

           Section 7.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

           Section 7.3 INVESTOR'S COMPLIANCE. Nothing in this Article shall affect in any way the Investor's obligations to comply with all applicable securities laws upon the resale of the Common Stock.

                                  ARTICLE VIII
                                  ------------

                                  CHOICE OF LAW
                                  -------------

           Section 8.1 CHOICE OF LAW; VENUE; JURISDICTION. This Purchase Agreement will be exclusively construed and enforced in accordance with and exclusively governed by the laws of the State of New York, except for matters arising under the Securities Act and Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Purchase Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Purchase Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                   ARTICLE IX
                                   ----------

                             ASSIGNMENT; TERMINATION
                             -----------------------

           Section 9.1 ASSIGNMENT. The Investor's interest in this Purchase Agreement and its ownership of the Securities may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) provided that the Company must consent to such assignment or transfer (which consent shall not be unreasonably withheld), and such assignee or transferee must agree to, and truthfully, make the representations and warranties contained in Article III. The provisions of this Purchase Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Securities purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person. In the event the Investor transfers or assigns any of the Securities as set forth herein, the Investor shall remain liable under this Purchase Agreement up until the time such transfer or assignment is completed, and shall remain liable after the transfer or assignment is completed for its actions taken prior to such assignment or transfer.

           Section 9.2 TERMINATION. This Purchase Agreement shall terminate upon the earliest of (i) the date that all the Securities have been sold by the Investor; (ii) the date that all of the Securities may be sold by the Investor under the provisions of Rule 144, without volume limitation; or (iii) two years after the expiration of the Closing Date.

                                    ARTICLE X
                                    ---------

                                     NOTICES
                                     -------

           Section 10.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

           If to the Company:

                                          Tam Restaurants,  Inc.
                                          1163 Forest Avenue
                                          Staten Island, NY 10310
                                          Attention: Frank Cretella
                                          Facsimile: (718) 720-5959
                                          Telephone: (718) 448-3872

           with a copy to:

                                          The Goldstein Law Group, P.C.
                                          65 Broadway, 10th Floor
                                          New York, NY  10006
                                          Attention: Scott H. Goldstein, Esq.
                                          Telephone: (212) 809-4220
                                          Facsimile: (212) 809-4228

           If to the Investor:

                                          Ergun Kaya, Esq.
                                          16, Alvanley Gardens
                                          London NW6 1JD, UK
                                          Facsimile: 44 171 431 4485

           With a copy to:                Wilmer, Cutler & Pickering
                                          2445 M Street, N.W.
                                          Washington, D.C. 20037
                                          Attention: J. Watkins
                                          Facsimile: (202) 663-6363

           Either party hereto may from time to time change its address or facsimile number for notices under this Section 10.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

           Section 10.2 INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Investor and each officer, and director of the Investor or person, if any, who controls the Investor within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Purchase Agreement by the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investor and the indemnifying party and the Investor shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor, which firm shall be designated in writing by the Investor). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

           Section 10.3 CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 10.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 10.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Purchase Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 10.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

           Section 11.1 COUNTERPARTS; FACSIMILE; AMENDMENTS. This Purchase Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Purchase Agreement may be amended only by a writing executed by the Company on the one hand, and the Investor, on the other hand.

           Section 11.2 ENTIRE AGREEMENT. This Purchase Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.


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


           Section 11.3 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing hereunder. In the event that any provision of this Purchase Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Purchase Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Purchase Agreement to any party.

           Section 11.4 TITLE AND SUBTITLES. The titles and subtitles used in this Purchase Agreement are used for convenience only and are not to be considered in construing or interpreting this Purchase Agreement.

           Section 11.5 REPLACEMENT OF CERTIFICATES. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Securities, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

           Section 11.6 PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investor without the prior written consent of the Investor, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investor with prior written notice of such public disclosure.

           Section 11.7 CURRENCY. All references to currency in this Purchase Agreement and all Exhibits annexed hereto shall be in United States currency.

           Section 11.8 FEES AND EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company agrees to pay the Investor's legal expenses up to $2,500 in connection with this transaction, promptly after the Closing upon the submission to the Company of a written invoice for such legal expenses.

EXHIBITS
A:         Escrow Agreement
B:         Legal Opinion






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           IN WITNESS WHEREOF, the parties hereto have caused this Common Stock
Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                                     TAM RESTAURANTS, Inc.



                                                     By ________________________
                                                          Name: Frank Cretella
                                                          Title: President


                                                     ERGUN KAYA



                                                      --------------------------




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